Collaterals	12 Months Ended
Mar. 31, 2018
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Collaterals
36.	Collaterals

Inventory, trade receivables, finance receivables, other financial assets, property, plant and equipment with a carrying amount of Rs. 181,969.1 million and Rs. 171,051.8 million are pledged as collateral/security against the borrowings as at March 31, 2018 and 2017, respectively.

Fair value of collaterals over which the Company has taken possession and held as at March 31, 2018 and 2017, amounted to Rs. 606.2 million and Rs. 2,007.3 million, respectively. The collateral represents vehicles financed by the Company and the Company normally undertakes disposal of these vehicles through an auction process.